SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549


                                  FORM 8-K

                               CURRENT REPORT

   PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


   Date of Report (Date of earliest event reported) November 20, 1998


                                F&M BANCORP
           (Exact name of registrant as specified in its charter)



 Maryland                  0-12638                 52-1316473
 (State or other         (Commission             (IRS Employer
 jurisdiction of         File Number)            Identification No.)
 incorporation)


 110 Thomas Johnson Drive

 Frederick, Maryland                                     21702
 (Address of principal executive offices)             (Zip Code)


                            (301) 694-4000
          (Registrant's telephone number, including area code)


                            Not Applicable
       (Former name or former address, if changed since last report)




 ITEM 5.  OTHER EVENTS.


           On November 20, 1998, F&M Bancorp and Monocacy Bancshares, Inc. issued a joint press release announcing an anticipated closing date for their planned merger. This press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


 ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS.

 (c)  Exhibits

           99.1 Press Release issued by F&M Bancorp and Monocacy Bancshares, Inc. on November 20, 1998.



                                 SIGNATURE


           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

 Dated: November 20, 1998


                                    F&M BANCORP

                                    By: ____________________________
                                        Name:  Gordon M. Cooley
                                        Title: Secretary and General Counsel



                               EXHIBIT INDEX

           Exhibit
           Number    Description

           99.1 Press Release issued by F&M Bancorp and Monocacy Bancshares, Inc. on November 20, 1998